EXHIBIT 99.1

IGEN Secures $5M Equity-Line Financing to support Product

Brand Growth and Strategic Initiatives

Lake Elsinore, CA – April 14, 2022 – IGEN Networks Corporation (OTC: IGEN, CSE: IGN), is pleased to announce agreements for $5,000,000 in Equity-Line Financing with Jefferson Street Capital LLC (JSC), a New Jersey limited liability company. Over the course of the next three years, after an effective registration of common shares, Jefferson Street Capital LLC, will invest up to $5,000,000 to fund IGEN’s strategic initiatives and product brand growth for both the consumer and commercial markets. The Equity-Line was structured with favorable terms for IGEN and in close alignment with IGEN shareholder objectives that enable JSC to hold up to 4.99% of IGEN outstanding shares throughout the term of the agreements. The drawing and selling of shares will be at the sole discretion of IGEN’s Officers and Board of Directors.

CEO Neil G. Chan stated, “With this new Equity-Line we are well capitalized to fund and support all five product brands offered to consumer and commercial markets:

FamilyShield – first direct-to-consumer brand to protect families and their young drivers - available for purchase on Amazon.com

Nimbo Tracking – marketed to franchise and pre-owned automotive dealerships across 50 States for Lot Management of vehicle inventory along with the offering of vehicle theft protection and FamilyShield services to automotive consumers and their families

CUTrak – a product brand created specifically to mitigate lending risk for financial institutions and credit unions along with the additional offering of FamilyShield services to members and their families

Medallion GPS – a fleet management platform designed for ease-of-use at significantly lower costs for management of Light-Duty commercial and passenger vehicles

Medallion GPS PRO – the next generation fleet management platform designed for Medium-to-Heavy Duty commercial vehicles that demand real-time 5G video performance and fleet management capabilities

In addition to supporting product brand growth opportunities, the Equity-Line will provide the necessary resources for enforcement of IGEN Intellectual Properties, the continued development of Artificial Intelligence (AI) based algorithms for improving driver safety and fleet productivity, and finally through the inherent structure of the Equity-Line, IGEN will continue to increase its stockholder equity in preparation for up-listing opportunities for both the Canadian and US securities markets”.

About IGEN Networks Corporation

IGEN Networks Corporation creates software services for the consumer automotive and commercial asset management industries enabling their customers to better manage their assets and protect their drivers. IGEN is a fully reporting company in both Canada and the United States. It is publicly traded on the OTC Markets under the symbol IGEN, and listed on the CSE under the symbol IGN. For more information, please visit: www.igennetworks.net

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Forward-Looking Statements

This news release may contain forward-looking statements or forward-looking information within the meaning of the U.S. Private Securities Litigation Reform Act of 1995 and Canadian securities law. The terms and phrases "goal", "commitment", "guidance", "expects", "would", "will", "continuing", "drive", "believes", "indicate", "look forward", "grow", "outlook", "forecasts", “intend”, and similar terms and phrases are intended to identify these forward-looking statements. Forward-looking statements are based on estimates and assumptions made by IGEN in light of its experience and its perception of historical trends, current conditions and expected future developments, as well as other factors that IGEN believes are appropriate in the circumstances, including but not limited to statements regarding investment liquidity, financing options and long term goals of the Company, general economic conditions, IGEN's expectations regarding its business, customer base, strategy and prospects, and IGEN's confidence in the cash flow generation of its business. Many factors could cause IGEN's actual results, performance or achievements to differ materially from those expressed or implied by the forward-looking statements, including, without limitation: risks related to competition; IGEN's reliance on key personnel; IGEN's ability to maintain and enhance its brand; and difficulties in forecasting IGEN's financial results, particularly over longer periods given the rapid technological changes, competition and short product life cycles that characterize the mobile application industry. These risk factors and others relating to IGEN that may cause actual results to differ are set forth in the under the heading "Risk Factors" in IGEN's periodic filings with the British Columbia Securities Commission and the U.S. Securities and Exchange Commission (copies of which filings may be obtained at www.sedar.com or www.sec.gov. These factors should be considered carefully, and readers should not place undue reliance on IGEN's forward-looking statements. IGEN has no intention and undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

Contact:

IGEN Networks Corporation Neil G. Chan info@igennetworks.net 1(855)912-5378

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